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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



                                December 21, 1998
               (Date of Report - Date of earliest event reported)



                        Commission File Number: 333-04254
                                                ---------




                              BAR TECHNOLOGIES INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                                         13-3753384
-------------------------------------                   ------------------
 (State or other jurisdiction of                         (IRS Employer
  incorporation or organization)                        Identification No.)




   5700 LOMBARDO CENTER DRIVE, SUITE 100
       SEVEN HILLS, OHIO  44131                         (216) 750-2100
----------------------------------------         ------------------------------
(Address of principal executive offices)         (Registrant's telephone number)






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Item 4.  Changes in Registrant's Certifying Accountant
         --------------------------------------------

On December 21, 1998, Bar Technologies Inc. (the "registrant") appointed the accounting firm of Deloitte & Touche LLP ("Deloitte") as independent accountants to audit its 1998 financial statements and dismissed Arthur Andersen LLP ("Arthur Andersen"), its previous accountants. The registrant's Audit Committee approved the selection of Deloitte as new independent accountants.

Arthur Andersen's reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and interim periods subsequent to January 3, 1998, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure as contemplated by Item 304 (a) (1) (iv) of Regulation S-K, and there were no reportable events as defined in Item 304 (a)
(1) (v) of Regulation S-K.

Prior to their appointment as independent accountants, Deloitte was retained to assist management of the registrant and Republic Engineered Steels, Inc. ("Republic"), a company affiliated by common ownership, with the preparation of pro forma combined financial information. The pro forma combined financial information is intended to be included in a planned private placement offering memorandum for a debt refinancing in connection with the proposed business combination of the registrant and Republic. These transactions have not been completed to date.

The registrant has provided Arthur Andersen with a copy of this disclosure and requested that Arthur Andersen furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Arthur Andersen's response to the SEC, dated December 23, 1998, is filed as Exhibit 16 to this Form 8-K.

Deloitte has a historical relationship with Blackstone Capital Partners II Merchant Banking Fund L.P. and its affiliates, principal owners of the registrant and Republic.




Exhibit Index
-------------

(16) Letter from Arthur Andersen LLP dated December 23, 1998.













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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      BAR TECHNOLOGIES INC.




Date:  December 28, 1998              By:  /s/ Thomas N. Tyrrell
                                      --------------------------
                                      Thomas N. Tyrrell
                                      President and Chief Executive Officer




Date:  December 28, 1998              By:  /s/ Brenda K. Brown
                                      ------------------------
                                      Brenda K. Brown
                                      Vice President of Finance and Controller